UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 18, 2008
IOWA TELECOMMUNICATIONS SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)
Iowa
(State or Other Jurisdiction of Incorporation)

001-32354 (Commission File Number)	42-1490040 (IRS Employer Identification No.)
403 W Fourth Street North
Newton, Iowa 50208
(Address of Principal Executive Offices) (Zip Code)
(641) 787-2000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On July 18, 2008, Iowa Telecommunications Services, Inc. (“Iowa Telecom”) completed its acquisition of all of the outstanding stock of Bishop Communications Corporation and Communications Sales and Leasing, Inc. (collectively “Bishop Communications”) pursuant to a Stock Purchase Agreement dated as of February 5, 2008 (the “Purchase Agreement”) among Iowa Telecom, the selling shareholders listed in the Purchase Agreement, and John M. Bishop as the selling shareholders’ representative. Bishop Communications is headquartered in Annandale, Minnesota and, through its subsidiaries including Lakedale Telephone Company, provides telecommunications services in central Minnesota.
     The cash purchase price was approximately $43.9 million, subject to certain further adjustments based on the amount of Bishop Communications’ net working capital and other balance sheet items as of the closing. Approximately $6.3 million of the purchase price was deposited into escrow accounts to satisfy, among other things, potential balance sheet purchase price adjustments and potential indemnification claims by Iowa Telecom. The purchase price was funded from borrowings under Iowa Telecom’s credit facilities and the assumption of debt.
     The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 10.1 to Iowa Telecom’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008. A copy of the press release dated July 18, 2008 announcing the closing of the Purchase Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit 2.1	Stock Purchase Agreement dated as of February 5, 2008 among Iowa Telecommunications Services, Inc., the sellers named in the Agreement, and John M. Bishop as Sellers’ Representative — incorporated by reference to Exhibit 10.1 to Iowa Telecom’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.

Exhibit 99.1*	Press release dated July 18, 2008.

*	filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 18, 2008

Iowa Telecommunications Services, Inc.
By	/s/ Donald G. Henry
Donald G. Henry
Vice President, General Counsel and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
IOWA TELECOMMUNICATIONS SERVICES, INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
July 18, 2008	001-32354

IOWA TELECOMMUNICATIONS SERVICES, INC.

EXHIBIT NO.	DESCRIPTION

Exhibit 2.1	Stock Purchase Agreement dated as of February 5, 2008 among Iowa Telecommunications Services, Inc., the sellers named in the Agreement, and John M. Bishop as Sellers’ Representative - incorporated by reference to Exhibit 10.1 to Iowa Telecom’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.

Exhibit 99.1*	Press release dated July 18, 2008.

*	filed herewith